UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 24, 2011

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 24, 2011, Southside Bancshares, Inc. (“Southside”) appointed Julie N. Shamburger to Chief Accounting Officer.  Lee R. Gibson, Southside’s Chief Financial Officer, previously served as Southside’s principal accounting officer and will continue to serve as Southside’s Chief Financial Officer.

Ms. Shamburger, 48, is a Certified Public Accountant and has worked in the accounting department at Southside in roles of increasing responsibility for over 20 years.  She has been an Executive Vice President since 2007 and Southside’s Controller since 1997.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: March 2, 2011	By:	/s/ LEE R. GIBSON
Lee R. Gibson
Senior Executive Vice President and CFO